                                                                    Exhibit 99.2


                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                           ------------------------------------------------------------------------

                                                             Sept Report          Oct Report      Nov Report        Dec Report
                                                              for August         for September    for October      for November
                                                               Activity            Activity        Activity          Activity
                                                            ------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
  Prior Payment Date:                                         $   568,923.70     $         --     $         --      $         --
Available Funds:
     Contract payments received in this period                $ 4,672,800.57     $ 5,558,194.18   $ 6,220,355.23    $ 5,331,876.50
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                            $   135,091.87     $   153,535.51   $   156,540.79    $   109,811.49
     Prepayment Amount related to early
      termination in this period                              $         --       $    25,635.02   $   968,195.13    $ 2,356,857.63
     August Collections distributed on August
      payment dates                                           $  (216,211.00)    $         --     $         --      $         --
     Proceeds received from recoveries on
      previously Defaulted Contracts                          $         --       $         --     $         --      $         --
     Transfer from Reserve Account                            $     4,531.02     $     4,265.08   $     4,379.76    $     4,251.77
     Transfer from Successor Reserve Account                  $       133.57     $       126.19   $       129.48    $       124.75
     Interest Earned on Collection Account                    $     2,823.43     $     3,093.55   $     6,029.70    $     8,624.24
     Interest Earned on Affiliated SPG Account                $       255.12     $       507.46   $       950.70    $     1,562.18
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution                   $         --       $         --     $         --      $         --

     Due from Bank of America Derivative
      Settlement                                              $         --       $         --     $         --      $         --
     Any other amounts - Misapplied Cash                      $  (568,928.00)    $         --     $         --      $         --
                                                              ----------------------------------------------------------------------

     Total Available Funds                                    $ 4,599,420.28     $ 5,745,356.99   $ 7,356,580.79    $ 7,813,108.56
     Less Amounts to be Retained in Collection Account        $         --       $         --     $         --      $         --
                                                              ----------------------------------------------------------------------


     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH                $ 4,599,420.28     $ 5,745,356.99   $ 7,356,580.79    $ 7,813,108.56
                                                              ======================================================================


     CUMULATIVE AMOUNT TO BE DISTRIBUTED                                         $10,344,777.27    $17,701,358.06    $25,514,466.62
                                                                                 ===================================================


     DISTRIBUTION OF FUNDS:
     1.  To Trustee-Fees & Expenses *                         $         --       $         --     $         --      $         --
     2.  To Servicer, any unreimbursed
          Nonrecoverable Advances or Servicer
          Advances                                            $         --       $         --     $         --      $         --
     3.  To Servicer, Tax, Maintenance, Late
          Charges                                             $   135,091.87     $   153,535.51   $   156,540.79    $   109,811.49
     4.  To Servicer, Servicing Fee and other
          Servicing Compensations                             $   188,460.80     $   184,157.84   $   179,928.44    $   173,890.35
     5.  To USBank Portfolio Services as
          Successor Servicer                                  $         --       $         --     $         --      $         --
     6.  To Bank of America Derivative
          Settlement                                          $   493,624.26     $   476,190.23   $   507,732.41    $   507,732.41
     7.  To Noteholders
            Class A1 Interest                                 $         --       $         --     $         --      $         --
            Class A2 Interest                                 $         --       $         --     $         --      $         --
            Class A3a Interest                                $   242,893.66     $   260,222.92   $   236,566.29    $   228,680.74
            Class A3b Interest                                $   275,118.53     $   275,118.53   $   275,118.53    $   275,118.53
            Class B Interest                                  $    16,883.57     $    16,883.57   $    16,883.57    $    16,883.57
            Class C Interest                                  $    37,837.28     $    37,837.28   $    37,837.28    $    37,837.28
            Class D Interest                                  $    25,918.83     $    25,918.83   $    25,918.83    $    25,918.83
            Class E Interest                                  $    50,766.08     $    50,766.08   $    50,766.08    $    50,766.08
            Class A1 Principal                                          --       $         --     $         --      $         --
            Class A2a Principal
             (distributed after A1 Note matures)              $         --       $         --     $         --      $         --
            Class A3a Principal
             (distributed after A2 Note matures)              $         --       $         --     $         --      $         --
            Class A3b Principal
             (distributed after A2 Note matures)              $         --       $         --     $         --      $         --
            Class B Principal                                 $         --       $         --     $         --      $         --
            Class C Principal                                 $         --       $         --     $         --      $         --
            Class D Principal                                 $         --       $         --     $         --      $         --
            Class E Principal                                 $         --       $         --     $         --      $         --
     8.  To Reserve Account for Requirement
          per Indenture Agreement Section 3.08
          (Provided no Amortization Event)                    $         --       $         --     $         --      $         --
     9.  To Issuer-Residual Principal and
          Interest and Reserve Account Distribution
          a)  Residual Interest (Provided no Restricting or
               Amortization Event in effect)                  $         --       $         --     $         --      $         --
          b)  Residual Principal (Provided no
               Restricting or Amortization
               Event in effect)                               $         --       $         --     $         --      $         --
          c)  Reserve Account Distribution
               (Provided no Restricting or
               Amortization Event in effect)                  $         --       $         --     $         --      $         --
                                                              ----------------------------------------------------------------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH                $ 1,466,594.88     $ 1,480,630.78   $ 1,487,292.22    $ 1,426,639.29
                                                              ======================================================================

     CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                                $ 2,947,225.66   $ 4,434,517.88    $ 5,861,157.17
                                                                                 ===================================================
     End of Period Collection Account Balance
     (Includes Payments in Advance &
     Restricting Event Funds (If any))                        $         --       $         --     $         --      $         --
                                                              ======================================================================

*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                   ---------------------------------------------------------------------------------
                                                                                     Aggregate
                                                    Jan Report      Feb Report        Amounts         Previously        Net Amount
                                                   for December     for January     of Sept-Feb       Distributed       to Transfer
                                                     Activity        Activity          Reports          by Trustee      on Feb. 27
                                                   ---------------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
  Prior Payment Date:                              $         --     $         --    $   568,923.70
Available Funds:
     Contract payments received in this period     $ 5,784,264.59   $ 5,167,660.66  $32,735,151.73
     Sales, Use and Property Tax, Maintenance,
      Late Charges                                 $   224,866.40   $   128,889.22  $   908,735.28
     Prepayment Amount related to early
      termination in this period                   $    10,060.80   $   203,678.21  $ 3,564,426.80
     August Collections distributed on August
      payment dates                                $         --     $         --    $  (216,211.00)
     Proceeds received from recoveries on
      previously Defaulted Contracts               $         --     $         --    $         --
     Transfer from Reserve Account                 $     4,415.80   $ 6,825,422.74  $ 6,847,266.17
     Transfer from Successor Reserve Account       $       129.57   $       129.24  $       772.80
     Interest Earned on Collection Account         $    12,169.89   $    14,323.39  $    47,064.20
     Interest Earned on Affiliated SPG Account     $     2,549.36   $     3,352.36  $     9,177.18
     Amounts paid per Contribution & Servicing
      Agreement Section 7.01 - Substitution        $         --     $         --    $         --

     Due from Bank of America Derivative
      Settlement                                   $         --     $         --    $         --
     Any other amounts - Misapplied Cash           $         --     $         --    $  (568,928.00)
                                                   -----------------------------------------------

     Total Available Funds                         $ 6,038,456.41   $12,343,455.82  $43,896,378.86
     Less Amounts to be Retained in Collection
      Account                                      $         --     $         --
                                                   -----------------------------------------------


     AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH     $ 6,038,456.41   $12,343,455.82  $43,896,378.86
                                                   ===============================================


     CUMULATIVE AMOUNT TO BE DISTRIBUTED           $31,552,923.04   $43,896,378.86
                                                   ===============================================


     DISTRIBUTION OF FUNDS:
     1.  To Trustee-Fees & Expenses *              $         --     $    42,540.57  $    42,540.57 $         --    $    42,540.57
     2.  To Servicer, any unreimbursed
          Nonrecoverable Advances or Servicer
          Advances                                 $         --     $ 3,210,852.91  $ 3,210,852.91 $ 3,210,852.91  $         --
     3.  To Servicer, Tax, Maintenance, Late
          Charges                                  $   224,866.40   $   114,258.16  $   894,104.22 $   779,846.06  $   114,258.16
     4.  To Servicer, Servicing Fee and other
          Servicing Compensations                  $   168,417.85   $    78,729.79  $   973,585.07 $   894,855.28  $    78,729.79
     5.  To USBank Portfolio Services as
          Successor Servicer                       $         --     $    93,360.85  $    93,360.85 $         --    $    93,360.85
     6.  To Bank of America Derivative
          Settlement                               $   475,707.45   $   501,456.16  $ 2,962,442.92 $ 2,962,442.92  $         --
     7.  To Noteholders
            Class A1 Interest                      $         --     $         --    $          --  $                         --
            Class A2 Interest                      $         --     $         --    $          --  $                         --
            Class A3a Interest                     $   252,558.65   $   242,788.89  $ 1,463,711.14 $ 1,463,711.14  $         0.00
            Class A3b Interest                     $   275,118.53   $   275,118.53  $ 1,650,711.18 $ 1,650,711.18  $        (0.00)
            Class B Interest                       $    16,883.57   $    16,883.57  $   101,301.41 $   101,301.41  $        (0.00)
            Class C Interest                       $    37,837.28   $    37,837.28  $   227,023.68 $   227,023.68  $         0.00
            Class D Interest                       $    25,918.83   $    25,918.83  $   155,512.99 $   155,512.99  $        (0.00)
            Class E Interest                       $    50,766.08   $    50,766.08  $   304,596.50 $   304,596.50  $        (0.00)
            Class A1 Principal                     $         --     $         --    $         --   $               $         --
            Class A2a Principal
             (distributed after A1 Note matures)   $         --     $         --    $         --   $           --  $          --
            Class A3a Principal
             (distributed after A2 Note matures)   $         --     $23,154,811.19  $23,154,811.19 $           --  $23,154,811.19
            Class A3b Principal
             (distributed after A2 Note matures)   $         --     $ 8,661,824.23  $ 8,661,824.23 $           --  $ 8,661,824.23
            Class B Principal                      $         --     $         --    $         --   $           --  $         --
            Class C Principal                      $         --     $         --    $         --   $           --  $         --
            Class D Principal                      $         --     $         --    $         --   $           --  $         --
            Class E Principal                      $         --     $         --    $         --   $           --  $         --
     8.  To Reserve Account for Requirement
          per Indenture Agreement Section 3.08
          (Provided no Amortization Event)         $         --     $         --    $         --   $           --  $         --
     9.  To Issuer-Residual Principal and
          Interest and Reserve Account
          Distribution
          a)  Residual Interest (Provided no
               Restricting or Amortization Event
               in effect)                          $         --     $         --    $         --   $           --  $         --
          b)  Residual Principal (Provided no
               Restricting or Amortization
               Event in effect)                    $         --     $         --    $         --   $           --  $         --
          c)  Reserve Account Distribution
               (Provided no Restricting or
               Amortization Event in effect)       $         --     $         --    $         --   $           --  $         --
                                                   ------------------------------------------------------------------------------
     TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH     $ 1,528,074.63   $36,507,147.05  $43,896,378.86 $11,750,854.07  $32,145,524.79
                                                   ==============================================================================

     CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED  $ 7,389,231.80   $43,896,378.86
                                                   ===============================================
     End of Period Collection Account Balance
     (Includes Payments in Advance &
     Restricting Event Funds (If any))             $         --     $         --    $         --
                                                   ===============================================




*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                   ----------------------------------------------------------------------------

                                                    Sept Report          Oct Report            Nov Report          Dec Report
                                                     for August         for September          for October        for November
                                                      Activity            Activity              Activity            Activity
                                                   ----------------------------------------------------------------------------
II.  RESERVE ACCOUNT
     Beginning Balance                             $6,821,018.04        $6,821,018.04        $6,821,018.04        $6,821,018.04
     -Add Investment Earnings                      $    4,531.02        $    4,265.08        $    4,379.76        $    4,251.77
     -Add Transfer from Certificate Account
      (To Satisfy Reserve Account Requirement)     $        --          $        --          $        --          $        --
     -Less Distribution to Certificate Account     $    4,531.02        $    4,265.08        $    4,379.76        $    4,251.77
                                                   -----------------------------------------------------------------------------
End of Period Balance                              $6,821,018.04        $6,821,018.04        $6,821,018.04        $6,821,018.04
                                                   =============================================================================
Reserve Account Requirement (Lesser of:
 (i) Initial Reserve Account Required Amount, or
 (ii) Sum of Class A, Class B, Class C, Class D,
      and Class E Note Balances (Provided no
      Amortization Event))                         $6,821,018.04        $6,821,018.04        $6,821,018.04        $6,821,018.04

SUCCESSOR RESERVE ACCOUNT

Beginning Balance                                  $  200,000.00        $  200,000.00        $  200,000.00        $  200,000.00
     -Add Investment Earnings                      $      133.57        $      126.19        $      129.48        $      124.75
     -Add Transfer from Certificate Account
      (To Satisfy Reserve Account Requirement)     $        --          $        --          $        --          $        --
     -Less Distribution to Certificate Account     $      133.57        $      126.19        $      129.48        $      124.75
                                                   -----------------------------------------------------------------------------
End of Period Balance                              $  200,000.00        $  200,000.00        $  200,000.00        $  200,000.00
                                                   =============================================================================
Reserve Account Requirement (Lesser of:
(i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C,
     Class D, and Class E Note Balances)           $  200,000.00        $  200,000.00        $  200,000.00        $  200,000.00



                                                -------------------------------------

                                                    Jan Report           Feb Report
                                                   for December         for January
                                                     Activity             Activity
                                                -------------------------------------
II.  RESERVE ACCOUNT
     Beginning Balance                             $6,821,018.04        $6,821,018.04
     -Add Investment Earnings                      $    4,415.80        $    4,404.70
     -Add Transfer from Certificate Account
      (To Satisfy Reserve Account Requirement)     $        --          $        --
     -Less Distribution to Certificate Account     $    4,415.80        $6,825,422.74
                                                -------------------------------------
End of Period Balance                              $6,821,018.04        $        --
                                                =====================================
Reserve Account Requirement (Lesser of:
 (i) Initial Reserve Account Required Amount, or
 (ii) Sum of Class A, Class B, Class C, Class D,
      and Class E Note Balances (Provided no
      Amortization Event))                         $6,821,018.04        $        --

SUCCESSOR RESERVE ACCOUNT

Beginning Balance                                  $  200,000.00        $  200,000.00
     -Add Investment Earnings                      $      129.57        $      129.24
     -Add Transfer from Certificate Account
      (To Satisfy Reserve Account Requirement)     $        --          $        --
     -Less Distribution to Certificate Account     $      129.57        $      129.24
                                                -------------------------------------
End of Period Balance                              $  200,000.00        $  200,000.00
                                                =====================================
Reserve Account Requirement (Lesser of:
(i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C,
     Class D, and Class E Note Balances)           $  200,000.00        $  200,000.00


                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                                -------------------------------------------------------------------
                                                                   Sept Report               Oct Report             Nov Report
                                                                    for August             for September            for October
                                                                     Activity                Activity                Activity
                                                                -------------------------------------------------------------------
III.  CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
     Beginning Aggregate Principal Balance of
      the Class A Notes                                          $    265,356,526.06   $     265,356,526.06   $     265,356,526.06
     Class A Overdue Interest, If Any                            $              --     $               --     $               --
     Class A Monthly Interest                                    $        518,012.19   $         535,341.45   $         511,684.82
     Class A Overdue Principal, If Any                           $              --     $               --     $               --
     Class A Monthly Principal                                   $              --     $               --     $               --
                                                                ------------------------------------------------------------------
     Ending Aggregate Principal Balance of the
      Class A Notes                                              $    265,356,526.06   $     265,356,526.06   $     265,356,526.06
                                                                ------------------------------------------------------------------
III.  CLASS A NOTE AGGREGATE PRINCIPAL BALANCE                  -------------------------------------------------------------------
                                                                 Dec Report              Jan Report            Feb Report
                                                                for November            for December           for January
                                                                  Activity                Activity              Activity
                                                                -------------------------------------------------------------------
     Beginning Aggregate Principal Balance of
      the Class A Notes                                          $     265,356,526.06   $     265,356,526.06   $     265,356,526.06
     Class A Overdue Interest, If Any                            $               --     $               --     $               --
     Class A Monthly Interest                                    $         503,799.27   $         527,677.18   $         517,907.42
     Class A Overdue Principal, If Any                           $               --     $               --     $               --
     Class A Monthly Principal                                   $               --     $               --     $      31,816,635.42
                                                               --------------------------------------------------------------------
     Ending Aggregate Principal Balance of the
      Class A Notes                                              $     265,356,526.06   $     265,356,526.06   $     233,539,890.64
                                                               --------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                       Sept Report            Oct Report            Nov Report
                                                                       for August           for September          for October
                                                                        Activity               Activity              Activity
                                                                -------------------------------------------------------------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
      Class A Notes
                 Class A1                                        $              --      $              --     $               --
                 Class A2                                        $              --      $              --     $               --
                 Class A3a                                       $    193,115,336.58    $    193,115,336.58   $     193,115,336.58
                 Class A3b                                       $     72,241,189.48    $     72,241,189.48   $      72,241,189.48
                                                                ------------------------------------------------------------------
                                                                 $    265,356,526.06    $    265,356,526.06   $     265,356,526.06
     Class A Monthly Interest
                  Class A1 (Actual Number Days/360)              $              --      $              --     $               --
                  Class A2                                       $              --      $              --     $               --
                  Class A3a (Actual Number Days/360)             $        242,893.66    $        260,222.92   $         236,566.29
                  Class A3b                                      $        275,118.53    $        275,118.53   $         275,118.53

     Class A Monthly Principal
                 Class A1                                        $              --      $              --     $               --
                 Class A2                                        $              --      $              --     $               --
                 Class A3a                                       $              --      $              --     $               --
                 Class A3b                                       $              --      $              --     $               --
                                                                ------------------------------------------------------------------
                                                                 $              --      $              --     $               --
     Ending Principal Balance of the Class A Notes
                 Class A1                                        $              --      $              --     $               --
                 Class A2                                        $              --      $              --     $               --
                 Class A3a         CUSIP 23335HAC4               $    193,115,336.58    $    193,115,336.58   $     193,115,336.58
                 Class A3b         CUSIP 23335HAD2               $     72,241,189.48    $     72,241,189.48   $      72,241,189.48
                                                                ------------------------------------------------------------------
                                                                 $    265,356,526.06    $    265,356,526.06   $     265,356,526.06
                                                                ==================================================================
     Class A3a
     Interest Paid Per $1,000      Original Face $204,500,000              1.1877440              1.2724837               1.156807
     Principal Paid Per $1,000     Original Face $204,500,000              0.0000000              0.0000000               0.000006
     Ending Principal                          Balance Factor              0.9443293              0.9443293               0.944328
                                                                ------------------------------------------------------------------
     Class A3b
     Interest Paid Per $1,000      Original Face $76,500,000               3.5963207              3.5963207               3.596327
     Principal Paid Per $1,000     Original Face $76,500,000               0.0000000              0.0000000               0.000006
     Ending Principal                         Balance Factor               0.9443293              0.9443293               0.944328
                                                                ------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                    Dec Report              Jan Report              Feb Report
                                                                   for November            for December             for January
                                                                     Activity                Activity                Activity
                                                                -------------------------------------------------------------------
IV.  CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
      Class A Notes
                 Class A1                                        $               --     $               --    $                --
                 Class A2                                        $               --     $               --    $                --
                 Class A3a                                       $     193,115,336.58   $     193,115,336.58  $      193,115,336.58
                 Class A3b                                       $      72,241,189.48   $      72,241,189.48  $       72,241,189.48
                                                               --------------------------------------------------------------------
                                                                 $     265,356,526.06   $     265,356,526.06  $      265,356,526.06
     Class A Monthly Interest
                  Class A1 (Actual Number Days/360)              $               --     $               --    $                --
                  Class A2                                       $               --     $               --    $                --
                  Class A3a (Actual Number Days/360)             $         228,680.74   $         252,558.65  $          242,788.89
                  Class A3b                                      $         275,118.53   $         275,118.53  $          275,118.53

     Class A Monthly Principal
                 Class A1                                        $               --     $               --    $                --
                 Class A2                                        $               --     $               --    $                --
                 Class A3a                                       $               --     $               --    $       23,154,811.19
                 Class A3b                                       $               --     $               --    $        8,661,824.23
                                                               --------------------------------------------------------------------
                                                                 $               --     $               --    $       31,816,635.42
     Ending Principal Balance of the Class A Notes
                 Class A1                                        $               --     $               --    $                --
                 Class A2                                        $               --     $               --    $                --
                 Class A3a         CUSIP 23335HAC4               $     193,115,336.58   $     193,115,336.58  $      169,960,525.39
                 Class A3b         CUSIP 23335HAD2               $      72,241,189.48   $      72,241,189.48  $       63,579,365.25
                                                               --------------------------------------------------------------------
                                                                 $     265,356,526.06   $     265,356,526.06  $      233,539,890.64
                                                               ====================================================================
     Class A3a
     Interest Paid Per $1,000      Original Face $204,500,000               1.1182432              1.2350056              1.1872317
     Principal Paid Per $1,000     Original Face $204,500,000               0.0000000              0.0000000            113.2264606
     Ending Principal                          Balance Factor               0.9443293              0.9443293              0.8311028
                                                               --------------------------------------------------------------------
     Class A3b
     Interest Paid Per $1,000      Original Face $76,500,000                3.5963207              3.5963207              3.5963207
     Principal Paid Per $1,000     Original Face $76,500,000                0.0000000              0.0000000            113.2264606
     Ending Principal                         Balance Factor                0.9443293              0.9443293              0.8311028
                                                               --------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                      Sept. Report            Oct Report            Nov Report
                                                                       for August           for September          for October
                                                                        Activity               Activity              Activity
                                                                -------------------------------------------------------------------
V.  CLASS B NOTE PRINCIPAL BALANCE CUSIP 23335HAE0
     Beginning Principal Balance of the Class B Notes            $       4,522,384.16   $       4,522,384.16  $        4,522,384.16
     Class B Overdue Interest, If Any                            $               --     $               --    $                --
     Class B Monthly Interest                                    $          16,883.57   $          16,883.57  $           16,883.57
     Class B Overdue Principal, If Any                           $               --     $               --    $                --
     Class B Monthly Principal                                   $               --     $               --    $                --
                                                               --------------------------------------------------------------------
     Ending Principal Balance of the Class B Notes               $       4,522,384.16   $       4,522,384.16  $        4,522,384.16
                                                               ====================================================================

     Interest Paid Per $1,000      Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Principal Paid Per $1,000     Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Ending Principal                        Balance Factor                0.6631062              0.6631062              0.6631062
                                                                -------------------------------------------------------------------


                                                                -------------------------------------------------------------------
                                                                        Dec Report            Jan Report            Feb Report
                                                                      for November           for December          for January
                                                                        Activity               Activity              Activity
                                                                -------------------------------------------------------------------
V.  CLASS B NOTE PRINCIPAL BALANCE CUSIP 23335HAE0

     Beginning Principal Balance of the Class B Notes            $      4,522,384.16    $      4,522,384.16   $       4,522,384.16
     Class B Overdue Interest, If Any                            $              --      $              --     $               --
     Class B Monthly Interest                                    $         16,883.57    $         16,883.57   $          16,883.57
     Class B Overdue Principal, If Any                           $              --      $              --     $               --
     Class B Monthly Principal                                   $              --      $              --     $               --
                                                                ------------------------------------------------------------------
     Ending Principal Balance of the Class B Notes               $      4,522,384.16    $      4,522,384.16   $       4,522,384.16
                                                                ==================================================================

     Interest Paid Per $1,000      Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Principal Paid Per $1,000     Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Ending Principal                        Balance Factor                0.6631062              0.6631062              0.6631062
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                   Sept Report               Oct Report             Nov Report
                                                                    for August             for September            for October
                                                                     Activity                Activity                Activity
                                                                -------------------------------------------------------------------
VI.  CLASS C NOTE PRINCIPAL BALANCE CUSIP 23335HAF7

     Beginning Principal Balance of the Class C Notes           $       9,044,768.29   $       9,044,768.29   $       9,044,768.29
     Class C Overdue Interest, If Any                           $               --     $               --     $               --
     Class C Monthly Interest                                   $          37,837.28   $          37,837.28   $          37,837.28
     Class C Overdue Principal, If Any                          $               --     $               --     $               --
     Class C Monthly Principal                                  $               --     $               --     $               --
                                                                -------------------------------------------------------------------
     Ending Principal Balance of the Class C Notes              $       9,044,768.29   $       9,044,768.29   $       9,044,768.29
                                                                ===================================================================
     Interest Paid Per $1,000      Original Face $13,640,000               2.7739942              2.7739942              2.7739942
     Principal Paid Per $1,000     Original Face $13,640,000               0.0000000              0.0000000              0.0000000
     Ending Principal                         Balance Factor               0.6631062              0.6631062              0.6631062



                                                               --------------------------------------------------------------------
                                                                        Dec Report            Jan Report            Feb Report
                                                                      for November           for December          for January
                                                                        Activity               Activity              Activity
                                                               --------------------------------------------------------------------
     Interest Paid Per $1,000      Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Principal Paid Per $1,000     Original Face $6,820,000                0.0000000              0.0000000              0.0000000
     Ending Principal                        Balance Factor                0.6631062              0.6631062              0.6631062
                                                               --------------------------------------------------------------------
VI.  CLASS C NOTE PRINCIPAL BALANCE CUSIP 23335HAF7
                                                               --------------------------------------------------------------------
     Beginning Principal Balance of the Class C Notes            $      9,044,768.29   $       9,044,768.29   $       9,044,768.29
     Class C Overdue Interest, If Any                            $              --     $               --     $               --
     Class C Monthly Interest                                    $         37,837.28   $          37,837.28   $          37,837.28
     Class C Overdue Principal, If Any                           $              --     $               --     $               --
     Class C Monthly Principal                                   $              --     $               --     $               --
                                                               --------------------------------------------------------------------
     Ending Principal Balance of the Class C Notes               $      9,044,768.29   $       9,044,768.29   $       9,044,768.29
                                                               ====================================================================
     Interest Paid Per $1,000      Original Face $13,640,000               2.7739942              2.7739942              2.7739942
     Principal Paid Per $1,000     Original Face $13,640,000               0.0000000              0.0000000              0.0000000
     Ending Principal                         Balance Factor               0.6631062              0.6631062              0.6631062

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                                 ---------------------------------------------------------------
                                                                  Sept Report        Oct Report      Nov Report      Dec Report
                                                                   for August       for September    for October    for November
                                                                    Activity          Activity        Activity        Activity
                                                                 ---------------------------------------------------------------
VII.  CLASS D NOTE PRINCIPAL BALANCE             CUSIP 23335HAG5
     Beginning Principal Balance of the Class D Notes             $6,027,635.16   $6,027,635.16   $6,027,635.16   $6,027,635.16
     Class D Overdue Interest, If Any                             $        --     $        --     $        --     $        --
     Class D Monthly Interest                                     $   25,918.83   $   25,918.83   $   25,918.83   $   25,918.83
     Class D Overdue Principal, If Any                            $        --     $        --     $        --     $        --
     Class D Monthly Principal                                    $        --     $        --     $        --     $        --
                                                                    -----------     -----------     -----------     -----------
     Ending Principal Balance of the Class D Notes                $6,027,635.16   $6,027,635.16   $6,027,635.16   $6,027,635.16
                                                                   ============    ============    ============    ============
     ----------------------------------------------------------
     Interest Paid Per $1,000          Original Face $9,090,000       2.8513566       2.8513566       2.8513566       2.8513566
     Principal Paid Per $1,000         Original Face $9,090,000       0.0000000       0.0000000       0.0000000       0.0000000
     Ending Principal                            Balance Factor       0.6631062       0.6631062       0.6631062       0.6631062
     ----------------------------------------------------------

                                                                -----------------------------------------

                                                                     Jan Report          Feb Report
                                                                    for December         for January
                                                                      Activity            Activity
                                                                -----------------------------------------
VII.  CLASS D NOTE PRINCIPAL BALANCE             CUSIP 23335HAG5
     Beginning Principal Balance of the Class D Notes            $     6,027,635.16    $     6,027,635.16
     Class D Overdue Interest, If Any                            $             --      $             --
     Class D Monthly Interest                                    $        25,918.83    $        25,918.83
     Class D Overdue Principal, If Any                           $             --      $             --
     Class D Monthly Principal                                   $             --      $             --
                                                                 ------------------    ------------------
     Ending Principal Balance of the Class D Notes               $     6,027,635.16    $     6,027,635.16
                                                                 ==================    ==================
     ----------------------------------------------------------
     Interest Paid Per $1,000          Original Face $9,090,000           2.8513566             2.8513566
     Principal Paid Per $1,000         Original Face $9,090,000           0.0000000             0.0000000
     Ending Principal                            Balance Factor           0.6631062             0.6631062
     ----------------------------------------------------------



                                                                 ---------------------------------------------------------------
                                                                   Sept Report      Oct Report      Nov Report       Dec Report
                                                                    for August     for September    for October     for November
                                                                     Activity        Activity        Activity         Activity
                                                                  --------------------------------------------------------------
VIII.  CLASS E NOTE PRINCIPAL BALANCE            CUSIP 23335HAH3
     Beginning Principal Balance of the Class E Notes             $7,539,517.26   $7,539,517.26   $7,539,517.26   $7,539,517.26

     Class E Overdue Interest, If Any                             $        --     $        --     $        --     $        --
     Class E Monthly Interest                                     $   50,766.08   $   50,766.08   $   50,766.08   $   50,766.08
     Class E Overdue Principal, If Any                            $        --     $        --     $        --     $        --
     Class E Monthly Principal                                    $        --     $        --     $        --     $        --
                                                                    -----------     -----------     -----------     -----------
     Ending Principal Balance of the Class E Notes                $7,539,517.26   $7,539,517.26   $7,539,517.26   $7,539,517.26
                                                                   ============    ============    ============    ============
     ----------------------------------------------------------
     Interest Paid Per $1,000          Original Face $11,370,000      4.4649149       4.4649149       4.4649149       4.4649149
     Principal Paid Per $1,000         Original Face $11,370,000      0.0000000       0.0000000       0.0000000       0.0000000
     Ending Principal                             Balance Factor      0.6631062       0.6631062       0.6631062       0.6631062
     ----------------------------------------------------------


                                                                -----------------------------------------

                                                                     Jan Report          Feb Report
                                                                    for December         for January
                                                                      Activity            Activity
                                                                -----------------------------------------
VIII. CLASS E NOTE PRINCIPAL BALANCE             CUSIP 23335HAH3
    Beginning Principal Balance of the Class E. Notes            $     7,539,517.26    $     7,539,517.26
     Class E Overdue Interest, If Any                            $             --      $             --
     Class E Monthly Interest                                    $        50,766.08    $        50,766.08
     Class E Overdue Principal, If Any                           $             --      $             --
     Class E Monthly Principal                                   $             --      $             --
                                                                 ------------------    ------------------
     Ending Principal Balance of the Class E Notes               $     7,539,517.26    $     7,539,517.26
                                                                 ==================    ==================
     ----------------------------------------------------------
     Interest Paid Per $1,000          Original Face $11,370,000          4.4649149             4.4649149
     Principal Paid Per $1,000         Original Face $11,370,000          0.0000000             0.0000000
     Ending Principal                             Balance Factor          0.6631062             0.6631062
     ----------------------------------------------------------

                                                                 ---------------------------------------------------------------
                                                                   Sept Report      Oct Report      Nov Report       Dec Report
                                                                    for August     for September    for October     for November
                                                                     Activity        Activity        Activity         Activity
                                                                  --------------------------------------------------------------
IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance                         $9,046,449.71   $9,046,449.71   $9,046,449.71   $9,046,449.71
     Residual Interest                                            $        --     $        --     $        --     $        --
     Residual Principal                                           $        --     $        --     $        --     $        --
                                                                    -----------     -----------     -----------     -----------
     Ending Residual Principal Balance                            $9,046,449.71   $9,046,449.71   $9,046,449.71   $9,046,449.71
                                                                   ============    ============    ============    ============
IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE                          -----------------------------------------
                                                                     Jan Report            Feb Report
                                                                    for December          for January
                                                                      Activity              Activity
                                                                 -----------------------------------------
     Beginning Residual Principal Balance                        $     9,046,449.71    $     9,046,449.71
     Residual Interest                                           $             --      $             --
     Residual Principal                                          $             --      $             --
                                                                 ------------------    ------------------
     Ending Residual Principal Balance                           $     9,046,449.71    $     9,046,449.71
                                                                 ==================    ==================

                                                                 ---------------------------------------------------------------
                                                                   Sept Report      Oct Report      Nov Report       Dec Report
                                                                    for August     for September    for October     for November
                                                                     Activity        Activity        Activity         Activity
                                                                  --------------------------------------------------------------
X. PAYMENT TO SERVICER
      -Collection period Servicer Fee                             $188,460.80     $  184,157.84   $  179,928.44   $  173,890.35
      -Servicer Advance Reimbursement                             $        --     $        --     $        --     $        --
      -Less Netting Amount                                        $        --     $        --     $        --     $        --
      -Tax, Maintenance, Late Charges,
        Bank Interest, and other amounts                          $  135,091.87   $  153,535.51   $  156,540.79   $  109,811.49
                                                                    -----------     -----------     -----------     -----------
     Total amounts due to Servicer                                $  323,552.67   $  337,693.35   $  336,469.23   $  283,701.84
                                                                  =============   =============   =============   =============


X. PAYMENT TO SERVICER                                           -------------------------------------------------------------
                                                                                                                 Aggregate
                                                                     Jan Report           Feb Report              Amounts
                                                                    for December          for January           of Sept-Feb
                                                                      Activity             Activity               Reports
                                                                 -------------------------------------------------------------
      -Collection period Servicer Fee                            $       168,417.85   $       157,459.59    $     1,052,314.86
      -Servicer Advance Reimbursement                            $             --     $     3,637,348.68    $     3,637,348.68
      -Less Netting Amount                                       $             --     $      (426,495.77)   $      (426,495.77)
      -Tax, Maintenance, Late Charges,
        Bank Interest, and other amounts                         $       224,866.40   $       128,889.22    $       908,735.28
                                                                 ------------------   ------------------    ------------------
     Total amounts due to Servicer                               $       393,284.25   $     3,497,201.72    $     5,171,903.05
                                                                 ==================   ==================    ==================


                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                            ---------------------------------------------------------------------

                                                              Sept Report          Oct Report      Nov Report        Dec Report
                                                               for August         for September    for October      for November
                                                                Activity            Activity        Activity          Activity
                                                            ---------------------------------------------------------------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
     Aggregate Discounted Contract Balance, as defined in
       Indenture Agreement, at the beginning of the
       related Collection Period                              $236,812,345.64   $236,939,446.98  $233,939,549.62  $ 229,446,078.08

     Aggregate Discounted Contract Balance of Additional
       Contracts acquired during Collection Period            $            --   $           --   $           --   $             --


     Decline in Aggregate Discounted Contract Balance         $   (127,101.34)  $  2,999,897.37  $  4,493,471.54  $   4,330,720.63
                                                              ---------------   ---------------  ---------------  ----------------
     Aggregate Discounted Contract Balance, as
       defined in Indenture Agreement, at the
       ending of the related Collection Period                $236,939,446.98   $233,939,549.62  $229,446,078.08  $ 225,115,357.44
                                                              =============== ================== ===============   ===============
     Components of Decline in Aggregate Discounted Contract
       Balance:
       - Principal portion of Contract Payments and
          Servicer Advances                                   $   (672,834.30) $   2,930,175.97  $  3,370,343.15  $   2,732,612.12
       - Principal portion of Prepayment Amounts              $            --  $            --   $    951,501.39  $   1,550,978.21
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02              $            --  $            --   $            --  $             --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted Contracts
          during the Collection Period                        $    545,732.96  $      69,721.40  $    171,627.00  $      47,130.30
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during Collection Period $           --   $            --   $            --  $             --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
          Collection Period                                   $            --  $            --   $            --  $             --
                                                              ---------------   ---------------  ---------------  ----------------
              Total Decline in Aggregate Discounted
               Contract Balance                               $   (127,101.34) $  2,999,897.37   $  4,493,471.54  $   4,330,720.63
                                                              =============== ================== ===============   ===============
POOL B
     Aggregate Discounted Contract Balance, as defined in
       Indenture Agreement, at the beginning of the
       related Collection Period                              $ 64,724,935.01  $ 64,428,129.77    $62,966,276.57   $ 59,010,523.28
     Aggregate Discounted Contract Balance of Additional
       Contracts acquired during Collection Period            $           --   $          --     $         --       $           --
     Decline in Aggregate Discounted Contract Balance         $    296,805.24  $  1,461,853.20     $3,955,753.29    $ 1,573,982.40
                                                              ---------------   ---------------  ---------------  ----------------
     Aggregate Discounted Contract Balance, as defined
       in Indenture Agreement, at the
       ending of the related Collection Period                $ 64,428,129.77 $    62,966,276.57  $59,010,523.28   $ 57,436,540.88
                                                              =============== ================== ===============   ===============
     Components of Decline in Aggregate Discounted
         Contract Balance:
       - Principal portion of Contract Payments and
           Servicer Advances                                  $    275,180.93 $     1,191,295.87 $   1,482,523.92  $    778,739.18
       - Principal portion of Prepayment Amounts              $           --  $        25,519.33 $      12,324.40  $    795,243.22
       - Principal portion of Contracts repurchased
           under Indenture Agreement Section 4.02             $           --  $              --  $            --   $            --
       - Aggregate Discounted Contract Balance of
           Contracts that have become Defaulted Contracts
           during the Collection Period                       $     21,624.32 $       245,038.00 $  2,460,904.97   $            --
       - Aggregate Discounted Contract Balance of
           Substitute Contracts added during Collection Period$           --  $              --  $            --   $            --
       - Aggregate Discounted Contract Balance of
           Predecessor Contracts withdrawn during
           Collection Period                                  $           --  $          --      $            --   $            --
                                                              ---------------   ---------------  ---------------  ----------------
              Total Decline in Aggregate Discounted
              Contract Balance                                $    296,805.24 $    1,461,853.20  $  3,955,753.29   $  1,573,982.40
                                                              =============== ================== ===============   ===============
     AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE
       RELATED COLLECTION PERIOD                              $301,367,576.75 $   296,905,826.18 $288,456,601.36   $282,551,898.32
                                                              =============== ================== ===============   ===============


                                                               -----------------------------------

                                                                   Jan Report        Feb Report
                                                                  for December       for January
                                                                    Activity          Activity
                                                               -----------------------------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
     Aggregate Discounted Contract Balance, as defined in
       Indenture Agreement, at the beginning of the
       related Collection Period                               $225,115,357.44  $ 209,852,542.31

     Aggregate Discounted Contract Balance of Additional
       Contracts acquired during Collection Period             $            --  $             --

     Decline in Aggregate Discounted Contract Balance
     Aggregate Discounted Contract Balance, as defined in      $ 15,262,815.13  $  54,241,627.31
                                                               ---------------   ---------------
       Indenture Agreement, at the
       ending of the related Collection Period                 $209,852,542.31   $155,610,915.01
                                                               ===============   ===============
     Components of Decline in Aggregate Discounted Contract
       Balance:
       - Principal portion of Contract Payments and
          Servicer Advances                                    $  2,738,676.27   $   (499,162.76)
       - Principal portion of Prepayment Amounts               $     10,015.40   $    110,425.90
       - Principal portion of Contracts repurchased
          under Indenture Agreement Section 4.02               $            --   $           --
       - Aggregate Discounted Contract Balance of
          Contracts that have become Defaulted Contracts
          during the Collection Period                         $ 12,514,123.46   $ 54,630,364.17
       - Aggregate Discounted Contract Balance of
          Substitute Contracts added during Collection Period  $           --    $           --
       - Aggregate Discounted Contract Balance of
          Predecessor Contracts withdrawn during
          Collection Period                                    $            --   $           --
                                                               ---------------   ---------------
              Total Decline in Aggregate Discounted
               Contract Balance                                $ 15,262,815.13   $ 54,241,627.31
                                                               ===============   ===============
POOL B
     Aggregate Discounted Contract Balance, as defined in
       Indenture Agreement, at the beginning of the
       related Collection Period                               $ 57,436,540.88   $ 54,587,726.04
     Aggregate Discounted Contract Balance of Additional
       Contracts acquired during Collection Period             $            --   $           --
     Decline in Aggregate Discounted Contract Balance          $  2,848,814.84   $  9,660,663.76
                                                               ---------------   ---------------
     Aggregate Discounted Contract Balance, as defined
       in Indenture Agreement, at the
       ending of the related Collection Period                 $ 54,587,726.04   $ 44,927,062.28
                                                               ===============   ===============
     Components of Decline in Aggregate Discounted
         Contract Balance:
       - Principal portion of Contract Payments and
           Servicer Advances                                   $  1,281,997.17   $    531,037.15
       - Principal portion of Prepayment Amounts               $            --   $     92,333.15
       - Principal portion of Contracts repurchased
           under Indenture Agreement Section 4.02              $            --   $            --
       - Aggregate Discounted Contract Balance of
           Contracts that have become Defaulted Contracts
           during the Collection Period                        $  1,566,817.67   $  9,037,293.46
       - Aggregate Discounted Contract Balance of
           Substitute Contracts added during Collection Period $            --   $            --
       - Aggregate Discounted Contract Balance of
           Predecessor Contracts withdrawn during
           Collection Period                                   $            --   $           --
                                                               ---------------   ---------------
              Total Decline in Aggregate Discounted
              Contract Balance                                 $  2,848,814.84   $ 9,660,663.76
                                                               ===============   ===============
     AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE
       RELATED COLLECTION PERIOD                               $264,440,268.36   $200,537,977.29
                                                               ===============   ===============

                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                                 -------------------------------------------------------------------
                                                                  Sept Report        Oct Report        Nov Report      Dec Report
                                                                   for August       for September      for October    for November
                                                                    Activity          Activity          Activity        Activity
                                                                 -------------------------------------------------------------------
XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*
     --------------------------------------------------------
     Lease #
     (See EXHIBIT A)
                     Pool A Total Discounted Present Value       $    545,732.96  $    615,454.36  $    787,081.36  $     834,211.66
                     Pool B Total Discounted Present Value       $     21,624.32  $    266,662.32  $  2,727,567.29  $   2,727,567.29

     a)  Discounted Contract Balances of all Defaulted Contracts $    567,357.28  $    882,116.68  $  3,514,648.65  $   3,561,778.95
     b)  ADCB at Closing Date                                    $454,734,535.69  $454,734,535.69  $454,734,535.69  $ 454,734,535.69
     c)  (Cannot Exceed 6% over the Life of the Pool)                       0.12%            0.19%           0.77%             0.78%

     * The amount used as the Discounted Contract
     Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted
     Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $3,637,348.68 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                                                                             -----------------------------------------

                                                                                    Jan Report          Feb Report
                                                                                   for December         for January
                                                                                     Activity            Activity
                                                                             -----------------------------------------
XII. Cumulative Detail of Defaulted Contracts*
     Lease #
     -------------------------------------------------------------
     (See EXHIBIT A)
                              Pool A Total Discounted Present Value             $    13,348,335.12 $    67,978,699.29
                              Pool B Total Discounted Present Value             $     4,294,384.96 $    13,331,678.42

     a)  Discounted Contract Balances of all Defaulted Contracts                $    17,642,720.08 $    81,310,377.71
     b)  ADCB at Closing Date                                                   $   454,734,535.69 $   454,734,535.69
     c)  (Cannot Exceed 6% over the Life of the Pool)                                         3.88%             17.88%

     * The amount used as the Discounted Contract
       Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted
       Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $3,637,348.68 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.


                                                                 -----------------------------------------------------------------
                                                                  Sept Report       Oct Report        Nov Report      Dec Report
                                                                   for August      for September      for October    for November
                                                                    Activity         Activity          Activity        Activity
                                                                 -----------------------------------------------------------------
XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED
     --------------------------------------------------------
     Pool A
     Repurchases                                                 $  3,124,259.56  $  3,124,259.56  $  3,124,259.56 $  3,124,259.56
     Substitutions                                               $  1,264,441.80  $  1,264,441.80  $  1,264,441.80 $  1,264,441.80

     Pool B
     Repurchases                                                 $    739,993.48  $    739,993.48  $    739,993.48 $    739,993.48
     Substitutions                                               $  6,128,201.07  $  6,128,201.07  $  6,128,201.07 $  6,128,201.07
                                                                 ---------------  ---------------  --------------- ---------------
     Total                                                       $ 11,256,895.91  $ 11,256,895.91  $ 11,256,895.91  $11,256,895.91
     a)  Discounted Contract Balances of all Delinquent
         Contracts Repurchased                                   $ 11,256,895.91  $ 11,256,895.91  $ 11,256,895.91 $ 11,256,895.91
     b)  ADCB at Closing Date                                    $454,734,535.69  $454,734,535.69  $454,734,535.69 $454,734,535.69
     c)  (Cannot Exceed 15% over the Life of the Pool)                      2.48%            2.48%            2.48%           2.48%


                                                                             -----------------------------------------

                                                                                    Jan Report          Feb Report
                                                                                   for December         for January
                                                                                     Activity            Activity
                                                                             -----------------------------------------
XIII. Cumulative Detail of Delinquent Contracts Repurchased
     -------------------------------------------------------------
     Pool A
     Repurchases                                                                $     3,124,259.56 $     3,124,259.56
     Substitutions                                                              $     1,264,441.80 $     1,264,441.80

     Pool B
     Repurchases                                                                $       739,993.48 $       739,993.48
     Substitutions                                                              $     6,128,201.07 $     6,128,201.07
                                                                                ------------------ ------------------
     Total                                                                      $    11,256,895.91 $    11,256,895.91

     a)  Discounted Contract Balances of all
         Delinquent Contracts Repurchased                                       $    11,256,895.91 $    11,256,895.91
     b)  ADCB at Closing Date                                                   $   454,734,535.69 $   454,734,535.69
     c)  (Cannot Exceed 15% over the Life of the Pool)                                        2.48%              2.48%


XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)
--------------------------------------------------------------------
                                                                                                      Predecessor
                                              Discounted         Predecessor                          Discounted
     Lease #                                  Present Value      Leasee#                              Present Value
-------------------------------------------------------------    -----------------------------------------------------
     3446-004                                 $  657,993.20      2879-002                             $    438,601.04
     3446-005                                 $  806,918.85      3220-002                             $  2,998,755.95
     3446-006                                 $1,496,057.34
     3446-007                                 $  437,159.27
                          Cash                $   39,228.33
     3355-003                                 $1,206,272.40      2716-203                             $    316,980.82
                                              -------------
                                                                 2716-204                             $    324,118.47
                                                                 2046-204                             $    241,219.41
                                                                 2046-205                             $    228,201.51
                                                                                                      ---------------
                                 Totals:      $4,643,629.39                                           $  4,547,877.20

     a) Discounted Contract Balances of All Prepaid Contracts                                         $  4,547,877.20
     b) ADCB of Pool A at Closing Date                                                                $336,802,716.30
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                            1.35%

     Data for Current Reporting Period Substitutions
     --------------------------------------------------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables                                            $ -
     b) Total Discounted Contract Balance of Substitute Receivables                                             $ -
     c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement 7.02  $ -

     Changes in any of the above detail during the related Collection Period (August to January)     YES               NO  X
                                                                                                  ----------------------------

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL B)
     ---------------------------------------------------------------
                                                                                                  Predecessor
                                                                Discounted       Predecessor      Discounted
     Lease #                                                    Present Value    Lease            Present Value
-----------------------------------------------------------------------------    ---------------------------------------------
     NONE

                                         Totals:                $   -                             $              -

     a) Discounted Contract Balances of All Prepaid Contracts                                     $              -
     b) ADCB of Pool B at Closing Date                                                            $ 117,931,819.40
     c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)                           0.00%

     Data for Current Reporting Period Substitutions
     ------------------------------------------------------------------------
     a) Total Discounted Contract Balance of Predecessor Receivables            $     -
     b) Total Discounted Contract Balance of Substitute Receivables             $     -
     c) If (a) greater than (b), amount to be deposited in Collection
        Account per Contribution & Servicing Agreement 7.02                     $     -

     Changes in any of the above detail during the related
         Collection Period (August to January)                                  YES               NO             X
                                                                              ------------------------------------------------

                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


XV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS
     - NON-PERFORMAING (POOL A)
     --------------------------------------------                                                                Predecessor
                                                  Discounted                         Predecessor                  Discounted
     Lease #                                    Present Value                          Lease #                   Present Value
-----------------------------------------------------------------------------      -----------------------------------------------
     3714-002                                   $1,077,801.74                         3196-001                 $    676,598.53
                Cash                            $  186,640.06                         3196-002                 $    240,400.54
                                                                                      3196-003                 $     79,697.00
                                                                                      3116-402                 $     97,806.30
                                                                                      3116-404                 $     43,955.63
                                                                                      3116-405                 $    125,983.80
                                                                                                               ---------------
                               Totals:          $1,264,441.80                                                  $  1,264,441.80

     a) Discounted Contract Balances of all
        Non-Performing Contracts                                                                               $  1,264,441.80
     b) ADCB of Pool A at Closing Date                                                                         $336,802,716.30
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                    0.38%

     Data for Current Reporting Period Substitutions
     ------------------------------------------------------------------------
     a) Total Discounted Contract Balance of
        Predecessor Receivables                                                    $ -
     b) Total Discounted Contract Balance
        of Substitute Receivables                                                  $ -                  -
     c) If (a) > (b), amount to be deposited
        in Collection Account per Contribution
        & Servicing Agreement 7.02                                                 $ -                  -
     Changes in any of the above detail during
     the related Collection Period  (August to January)                            YES                  NO                X
                                                                                   -----------------------------------------------

     CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS
     - GENERAL RIGHTS (POOL B)
     --------------------------------------------                                                                Predecessor
                                                  Discounted                         Predecessor                  Discounted
     Lease #                                    Present Value                          Lease #                   Present Value
-----------------------------------------------------------------------------      -----------------------------------------------
     3694-001                                   $2,833,341.68                         1377-0063                $  1,547,323.56
     3730-002                                   $3,815,001.24                          288-097                 $    697,415.55
                                                -------------                          288-098                 $     22,467.83
                                                                                      1971-091                 $    665,899.16
                                                                                      2478-002                 $    477,187.21
                                                                                      2478-091                 $     51,246.48
                                                                                      3273-002                 $  2,581,143.34
                                                                                      3251-003                 $     85,517.94
                                                                                                               ---------------
                               Totals:          $6,648,342.92                                                  $  6,128,201.07

     a) Discounted Contract Balances of all
        Contracts Substituted                                                                                  $  6,128,201.07
     b) ADCB of Pool B at Closing Date                                                                         $117,931,819.40
     c) (Cannot Exceed 10% Over the Life of the Pool)                                                                    5.20%

     Data for Current Reporting Period Substitutions
     ------------------------------------------------------------------------
     a) Total Discounted Contract Balance of
        Predecessor Receivables                                                     $          -
     b) Total Discounted Contract Balance of
        Substitute Receivables                                                      $          -
     c) If (a) > (b), amount to be deposited in
        Collection Account per Contribution &
        Servicing Agreement 7.02                                                    $          -

     Changes in any of the above detail during
     the related Collection Period
     (August to January)                                                           YES             NO                  X
                                                                                   -------------------------------------------

                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004



XVI.  POOL PERFORMING MEASUREMENTS                                      Sept Report         Oct Report for       Nov Report for
   1    Aggregate Discounted Contract Balance                         August Activity     September Activity    October Activity
     Contracts Delinquent > 90 days
      - This Month  :                                                 $  2,683,556.41        $ 16,667,129.25     $ 73,027,878.51
      -1 Month Prior  :                                               $  3,110,051.89        $  2,683,556.41     $ 16,667,129.25
      -2 Months Prior  :                                              $  3,308,497.18        $  3,110,051.89     $  2,683,556.41
     -----------------------------------------------------------      -----------------------------------------------------------
      Total                                                           $  9,102,105.48        $ 22,460,737.55     $ 92,378,564.16

     a) 3 Month Average:                                              $  3,034,035.16        $  7,486,912.52     $ 30,792,854.72

      Total Outstanding Contracts

      - This Month  :                                                 $301,367,576.75        $296,905,826.18     $288,456,601.35
      -1 Month Prior  :                                               $301,537,280.56        $301,367,576.75     $296,905,826.18
      -2 Months Prior  :                                              $317,497,550.96        $301,537,280.56     $301,367,576.75
     -----------------------------------------------------------      -----------------------------------------------------------
      Total                                                           $920,402,408.27        $899,810,683.49     $886,730,004.29

     b) 3 Month Average:                                              $306,800,802.76        $299,936,894.50     $295,576,668.10
     c) a/b                                                                     0.99%                  2.50%              10.42%

2.  Does a Delinquency Condition Exist (1c > 6%)?                             NO                    NO                 YES
                                                                      -----------------------------------------------------------

3.  Restricting Event Check

     A.  A Delinquency Condition Exists for Current Period?                   NO                    NO                 YES
                                                                      -----------------------------------------------------------
     B.  An Indenture Event of Default has occurred
          and is then Continuing? *                                          YES                   YES                 YES
                                                                      -----------------------------------------------------------

4.  Has a Servicer Event of Default Occurred? *                              YES                   YES                 YES
                                                                      -----------------------------------------------------------

5.  Amortization Event Check

     A.  Is 1c > 8%?                                                          NO                    NO                 YES
                                                                      -----------------------------------------------------------
     B.  Bankruptcy, Insolvency, Reorganization, Default,
         Violation of any Covenant or Obligation not
         Remedied within 90 days?                                            YES                   YES                 YES
                                                                      -----------------------------------------------------------
     C.  As of any Determination Date, the sum of all
         Defaulted Contracts since the Closing Date
         exceeds 6% of the ADCB on the Closing Date?                          NO                    NO                  NO
                                                                      -----------------------------------------------------------

6.  Aggregate Discounted Contract Balance at Closing Date             $454,734,535.70        $454,734,535.70     $454,734,535.70

     Aggregate Discounted Contract Balances (A.D.C.B.)
     of Contracts listed as more than:

     A.D.C.B  **

     30 Days Overdue                                                  $ 71,177,276.85        $ 36,661,460.33     $ 27,443,471.61
     60 Days Overdue                                                  $ 16,892,197.38        $ 60,719,181.04     $ 14,533,077.54
     90 Days Overdue                                                  $    142,530.37        $ 13,816,457.65     $ 59,010,529.17
     120 Days Overdue                                                 $  2,567,453.00        $    133,079.36     $ 13,725,987.13
     150 Days Overdue                                                 $    303,184.15        $  2,717,592.23     $    291,362.21
     180 Days Overdue                                                 $             -        $             -     $             -
                                                                      -----------------------------------------------------------
                                                                      $ 91,082,641.74        $114,047,770.62     $115,004,427.66

     A.D.C.B. at end of the collection period                         $301,367,576.75        $296,905,826.18     $288,456,601.35

     % OF TOTAL
     A.D.C.B

     30 Days Overdue                                                          23.618%                12.348%              9.514%
     60 Days Overdue                                                           5.605%                20.451%              5.038%
     90 Days Overdue                                                           0.047%                 4.653%             20.457%
     120 Days Overdue                                                          0.852%                 0.045%              4.758%
     150 Days Overdue                                                          0.101%                 0.915%              0.101%
     180 Days Overdue                                                          0.000%                 0.000%              0.000%



-------------------------------------------------------------------------
*  Pursuant to the Settlement Agreement, any Indenture or Contribution
   & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

XVI.  POOL PERFORMING MEASUREMENTS                                      Dec Report for       Jan Report for     Feb Report for
   1    Aggregate Discounted Contract Balance                         November Activity     December Activity   January Activity
     Contracts Delinquent > 90 days
      - This Month  :                                                    $ 87,599,018.64      $ 81,952,093.92    $ 25,933,393.92
      -1 Month Prior  :                                                  $ 73,027,878.51      $ 87,599,018.64    $ 81,952,093.92
      -2 Months Prior  :                                                 $ 16,667,129.25      $ 73,027,878.51    $ 87,599,018.64
     -----------------------------------------------------------   --------------------------------------------------------------
      Total                                                              $177,294,026.40      $242,578,991.07    $195,484,506.48

     a) 3 Month Average:                                                 $ 59,098,008.80      $ 80,859,663.69    $ 65,161,502.16

      Total Outstanding Contracts

      - This Month  :                                                    $282,551,898.32      $264,440,268.35    $200,537,977.29
      -1 Month Prior  :                                                  $288,456,601.35      $282,551,898.32    $264,440,268.35
      -2 Months Prior  :                                                 $296,905,826.18      $288,456,601.35    $282,551,898.32
     -----------------------------------------------------------   --------------------------------------------------------------
      Total                                                              $867,914,325.86      $835,448,768.03    $747,530,143.97

     b) 3 Month Average:                                                 $289,304,775.29      $278,482,922.68    $249,176,714.66
     c) a/b                                                                       20.43%               29.04%             26.15%

2.  Does a Delinquency Condition Exist (1c > 6%)?                              YES                   YES                YES
                                                                   --------------------------------------------------------------

3.  Restricting Event Check

     A.  A Delinquency Condition Exists for Current Period?                    YES                   YES                YES
                                                                   --------------------------------------------------------------
     B.  An Indenture Event of Default has occurred
          and is then Continuing? *                                            YES                   YES                YES
                                                                   --------------------------------------------------------------

4.  Has a Servicer Event of Default Occurred? *                                YES                   YES                YES
                                                                   --------------------------------------------------------------

5.  Amortization Event Check

     A.  Is 1c > 8%?                                                           YES                   YES                YES
                                                                   --------------------------------------------------------------
     B.  Bankruptcy, Insolvency, Reorganization, Default,
         Violation of any Covenant or Obligation not
         Remedied within 90 days?                                              YES                   YES                YES
                                                                   --------------------------------------------------------------
     C.  As of any Determination Date, the sum of all
         Defaulted Contracts since the Closing Date
         exceeds 6% of the ADCB on the Closing Date?                           NO                    NO                 YES
                                                                   --------------------------------------------------------------

6.  Aggregate Discounted Contract Balance at Closing Date               $ 454,734,535.70     $ 454,734,535.70    $454,734,535.70

     Aggregate Discounted Contract Balances (A.D.C.B.)
     of Contracts listed as more than:

     A.D.C.B  **

     30 Days Overdue                                                     $ 21,646,639.25      $ 21,422,582.50    $ 18,236,466.56
     60 Days Overdue                                                     $ 10,861,756.69      $  5,690,554.55    $  6,315,334.15
     90 Days Overdue                                                     $ 15,500,273.80      $  9,689,502.18    $  4,898,748.08
     120 Days Overdue                                                    $ 57,675,980.91      $ 13,599,995.44    $ 11,754,290.95
     150 Days Overdue                                                    $ 14,422,763.93      $ 58,662,596.31    $  9,280,354.89
     180 Days Overdue                                                    $             -      $             -    $             -
                                                                   --------------------------------------------------------------
                                                                         $120,107,414.58      $109,065,230.97    $ 50,485,194.63

     A.D.C.B. at end of the collection period                            $282,551,898.32      $264,440,268.35    $200,537,977.29

     % OF TOTAL
     A.D.C.B

     30 Days Overdue                                                              7.661%               8.101%             9.094%
     60 Days Overdue                                                              3.844%               2.152%             3.149%
     90 Days Overdue                                                              5.486%               3.664%             2.443%
     120 Days Overdue                                                            20.413%               5.143%             5.861%
     150 Days Overdue                                                             5.104%              22.184%             4.628%
     180 Days Overdue                                                             0.000%               0.000%             0.000%



-------------------------------------------------------------------------
*  Pursuant to the Settlement Agreement, any Indenture or Contribution
   & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                      DVI Receivables XVII, L.L.C. 2002-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*

                                                      SCHEDULED
   DEFAULT MONTH         CONTRACT #       POOL     DEFAULT AMOUNT
   -------------         ----------      ------    --------------
          Aug-03         0002858-005          A    $   388,402.77
          Aug-03         2012914-001          A    $     6,359.82
          Aug-03         9900978-004          A    $    46,833.50
          Aug-03         9900978-006          A    $   104,136.87
          Aug-03         2012329-001          B    $    21,624.32
          Sep-03         0002858-004          A    $    12,437.18
          Sep-03         2012750-001          A    $    11,722.98
          Sep-03         2002750-002          A    $    28,628.20
          Sep-03         2013302-001          A    $    16,933.04
          Sep-03         0003340-001          B    $   238,567.35
          Sep-03         2010476-002          B    $     6,470.65
          Oct-03         2014030-001          A    $    51,627.35
          Oct-03         2014609-001          A    $   101,713.67
          Oct-03         9900978-007          A    $    18,285.98
          Oct-03         0002922-001          B    $ 2,460,904.97
          Nov-03         2008734-001          A    $    20,927.27
          Nov-03         2013226-001          A    $    26,203.03
          Dec-03         0002986-002          A    $    68,733.29
          Dec-03         0002987-001          A    $   369,698.72
          Dec-03         0002991-001          A    $ 1,297,303.10
          Dec-03         0002991-003          A    $   306,439.70
          Dec-03         0003110-001          A    $ 1,815,351.16
          Dec-03         0003177-001          A    $ 1,308,502.06
          Dec-03         0003193-001          A    $ 1,386,750.90
          Dec-03         0003264-002          A    $    20,465.99
          Dec-03         0003279-001          A    $ 1,627,347.54
          Dec-03         0003318-001          A    $   633,097.98
          Dec-03         0003318-002          A    $   677,226.14
          Dec-03         0003320-001          A    $ 1,059,018.93
          Dec-03         0003320-002          A    $   930,243.73
          Dec-03         0003327-002          A    $   884,784.80
          Dec-03         7000397-001          A    $    70,859.51
          Dec-03         7000464-001          A    $    58,299.91
          Dec-03         0003335-002          B    $   641,080.39
          Dec-03         0003447-001          B    $   886,513.14
          Dec-03         2011538-001          B    $    35,313.80
          Dec-03         2011930-001          B    $     3,910.34
          Jan-04         0001511-008          A    $ 2,261,712.54
          Jan-04         0001771-005          A    $ 3,974,858.93
          Jan-04         0001773-005          A    $ 3,572,765.89
          Jan-04         0001860-009          A    $ 2,757,033.61
          Jan-04         0001860-011          A    $ 2,696,539.46
          Jan-04         0001907-010          A    $   172,883.42
          Jan-04         0001907-011          A    $   144,797.38
          Jan-04         0002378-004          A    $   120,215.30
          Jan-04         0002379-003          A    $ 3,174,217.41
          Jan-04         0002405-011          A    $   716,218.48
          Jan-04         0002405-012          A    $   867,621.59
          Jan-04         0002414-005          A    $    23,073.53
          Jan-04         0002417-006          A    $   265,991.86
          Jan-04         0002417-007          A    $ 1,767,840.56
          Jan-04         0002417-008          A    $ 1,767,840.56
          Jan-04         0002425-002          A    $ 2,473,269.37
          Jan-04         0002427-004          A    $ 1,512,447.38
          Jan-04         0002433-002          A    $ 1,750,800.53
          Jan-04         0002433-003          A    $ 1,209,215.09
          Jan-04         0002544-002          A    $   568,879.99
          Jan-04         0002697-003          A    $   121,286.17
          Jan-04         0002698-003          A    $   121,286.17
          Jan-04         0002815-003          A    $    36,027.53
          Jan-04         0002949-002          A    $ 2,809,165.28
          Jan-04         0003076-001          A    $ 1,939,581.03
          Jan-04         0003176-101          A    $ 2,623,022.90
          Jan-04         0003176-102          A    $   556,752.33
          Jan-04         0003279-002          A    $   405,940.57
          Jan-04         0003279-003          A    $    82,977.07
          Jan-04         0003305-002          A    $   926,819.63
          Jan-04         0003310-001          A    $   838,959.31
          Jan-04         0003313-002          A    $   651,602.42
          Jan-04         0003315-001          A    $   720,583.56
          Jan-04         0003327-001          A    $   769,313.93
          Jan-04         0003330-001          A    $   807,672.45
          Jan-04         0003349-001          A    $   239,192.31
          Jan-04         0003714-002          A    $ 1,114,981.40
          Jan-04         0003288-001          B    $   387,654.47
          Jan-04         0003300-003          B    $   522,662.01
          Jan-04         0003303-001          B    $   522,662.01
          Jan-04         0003331-001          B    $   909,440.43
          Jan-04         0003335-001          B    $   622,951.49
          Jan-04         0003392-001          B    $   295,958.65
          Jan-04         0003393-001          B    $   201,125.92
          Jan-04         0003394-001          B    $    54,804.37
          Jan-04         0003395-001          B    $    72,302.27
          Jan-04         0003396-001          B    $     7,004.29
          Jan-04         0003397-001          B    $   153,574.97
          Jan-04         0003398-001          B    $    28,148.49
          Jan-04         0003694-001          B    $ 2,935,867.16
          Jan-04         0004413-005          B    $   166,395.84
          Jan-04         2012262-001          A    $    10,223.77
          Jan-04         2012660-001          A    $     4,628.75
          Jan-04         2012962-001          A    $    29,082.24
          Jan-04         2014182-001          A    $     5,652.61
          Jan-04         9906092-007          A    $    97,212.52
          Jan-04         0002414-006          A    $   136,170.83
          Jan-04         0003168-001          A    $ 2,723,020.57
          Jan-04         0003168-002          A    $   562,863.05
          Jan-04         0003169-001          A    $ 2,757,795.59
          Jan-04         0003169-002          A    $   106,487.80
          Jan-04         0003169-003          A    $   229,466.70
          Jan-04         0003169-004          A    $   189,176.68
          Jan-04         0003226-001          A    $   382,611.98
          Jan-04         0003253-001          A    $   832,584.14
          Jan-04         0002405-013          B    $   466,483.43
          Jan-04         0003162-001          B    $ 1,517,237.46
          Jan-04         0003253-002          B    $   173,020.20

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $3,637,348.68 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                       DVI Receivables XVII, L.L.C. 2002-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004





DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undattaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.


/s/ Joseph A. Andries
-----------------------------------------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES



/s/ Montgomery W. Cornell
-----------------------------------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.